UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2013

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 31, 2013, EverBank Financial Corp (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2013, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01. Regulation FD Disclosure
On October 31, 2013, the Company distributed and made available to investors, and posted on its website, the financial tables reflecting its performance for the quarter ended September 30, 2013 and the presentation detailing its performance for the quarter ended September 30, 2013, attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.
The information contained in this Item 7.01, as well as the exhibits referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.
Item 8.01. Other Events
On October 31, 2013, the Company announced that it entered into a series of agreements with Green Tree Servicing LLC (“GTS”), a subsidiary of Walter Investment Management Corp., on October 30, 2013 to sell to GTS mortgage servicing rights related to mortgage loans with approximately $13.4 billion of unpaid principal balance ("UPB") as of September 30, 2013, to sell to GTS the Company's default servicing platform and related assets, and to sub-service the Company’s Ginnie Mae servicing portfolio with a UPB of approximately $6.9 billion as of September 30, 2013. The Company has provided additional details related to these agreements in the presentation attached hereto as Exhibit 99.3, and the Company will respond to questions concerning the agreements during the third quarter 2013 earnings conference call at 8:30 a.m. on October 31, 2013.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description.

99.1	Press release, dated October 31 2013, by the Company announcing its financial results for the quarter ended September 30, 2013.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on October 31, 2013.

99.3	Presentation distributed and made available to investors, and posted on the Company’s website, on October 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and Secretary

Dated: October 31, 2013

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release, dated October 31, 2013, by the Company announcing its financial results for the quarter ended September 30, 2013.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on October 31, 2013.

99.3	Presentation distributed and made available to investors, and posted on the Company’s website, on October 31, 2013.